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                                                                    Exhibit 99

    [ZOLTEK logo]
FOR IMMEDIATE RELEASE
---------------------

                     ZOLTEK REPORTS FIRST QUARTER RESULTS
                     ------------------------------------

         ST. LOUIS, MISSOURI -- FEBRUARY 11, 2008 -- Zoltek Companies, Inc. (Nasdaq: ZOLT) today reported results for the first quarter of its 2008 fiscal year ended December 31, 2007.

         Zoltek's net sales for the quarter totaled $40.1 million, compared to $30.3 million in the first quarter of fiscal 2007 and to $43.6 million in the fourth quarter of fiscal 2007. Operating income from continuing operations before litigation charge totaled $4.8 million, compared to $3.0 million in the first quarter of fiscal 2007 and to $7.9 million in the fourth quarter of fiscal 2007. Zoltek's net income was $2.6 million in the first quarter of fiscal 2008, which compared to net losses of $5.7 million and $1.8 million reported for the first and fourth quarters of fiscal 2007, respectively.

         Zsolt Rumy, Zoltek's Chairman and Chief Executive Officer, said that although management had expected sales in the recent quarter to approximate the level reported for the immediately preceding quarter, volume was constrained by customer plant shutdowns in Europe over the holiday season and by year-end inventory adjustments by several customers who previously had built up their inventories to address concerns regarding possible shortages. "With our increasing capacity, our customers are more confident that we will be able to supply all their requirements and, consequently, they worked down some safety stocks. Overall demand for our low-cost, high-performance carbon fibers remains strong and we are optimistic that we can reach our sales objective for fiscal 2008," Rumy said.

         "Longer term, we expect that over the next few years our growth trends will continue and we will achieve our sales and profitability targets," Rumy said.

         Zoltek will host a conference call to review first quarter results and answer questions on Tuesday, February 12, 2008, at 10:00 am CT. The conference dial-in number is (800) 795-1259. The confirmation code is 4179867. Individuals who wish to participate should dial in 5 to 10 minutes prior to the scheduled start time.

                       FOR FURTHER INFORMATION CONTACT:
                     ZSOLT RUMY, CEO OR KEVIN SCHOTT, CFO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

This press release contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, our ability to: (1) successfully resolve pending litigation; (2) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers; (3) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (4) achieve profitable operations; (5) raise new capital and increase our borrowing at acceptable costs; (6) manage changes in customers' forecasted requirements for our products; (7) continue investing in application and market development in a range of industries; (8) manufacture low-cost carbon fibers and profitably market them; (9) penetrate existing, identified and emerging markets; (10) successfully retrofit our recently acquired Mexican facility to manufacture acrylic fiber precursor and add carbon fiber production lines, and (11) manage the risks identified under "Risk Factors" in our filings with the SEC.



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[ZOLTEK logo]

Zoltek Reports First Quarter Results
Page 2
February 11, 2008


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                                                   ZOLTEK COMPANIES, INC.
                                                 SUMMARY FINANCIAL RESULTS
                                        (Amounts In Thousands Except Per Share Data)
                                                        (Unaudited)

                                                                                           Three Months Ended
                                                                                           ------------------
                                                                               December 31     December 31     September 30
                                                                                  2007            2006             2007
                                                                               --------------------------------------------
Net sales....................................................................   $   40,072     $    30,285    $    43,579
Cost of sales................................................................       29,313          22,434         30,584
Gross profit.................................................................       10,759           7,851         12,995
Application and development costs............................................        1,896           1,592          1,833
Selling, general and administrative expenses.................................        4,072           3,242          3,221
OPERATING INCOME FROM CONTINUING OPERATIONS PRIOR TO LITIGATION CHARGE*......        4,791           3,017          7,941
Interest income..............................................................        1,192             386            931
Interest expense related to non-convertible debt*............................         (101)            (71)          (334)
Other, net...................................................................         (142)           (274)           154
Income tax expense...........................................................        1,005             203         (1,182)
INCOME FROM CONTINUING OPERATIONS BEFORE CONVERTIBLE DEBT
  EXPENSE AND LITIGATION CHARGE*.............................................        4,735           2,855          7,510
                                                                                ----------     -----------    -----------
Expense related to convertible debt issuances*...............................       (2,131)         (8,450)        (3,451)
Litigation charge............................................................            -               -         (5,400)
Income (loss) from continuing operations.....................................        2,604          (5,595)        (1,341)
Loss from discontinued operations, net of taxes..............................            -             (68)          (503)
NET INCOME (LOSS)............................................................        2,604          (5,663)        (1,844)
Net income (loss) per share:
      Basic and diluted income (loss) per share:
          Continuing operations before convertible debt and
            litigation charge*...............................................   $     0.14     $      0.11    $      0.24
          Convertible debt charge*...........................................        (0.06)          (0.33)         (0.11)
          Litigation charge..................................................         0.00            0.00          (0.17)
                                                                                ----------     -----------    -----------
      Continuing operations..................................................         0.08           (0.22)         (0.04)
          Discontinued operations............................................         0.00           (0.00)         (0.02)
                                                                                ----------     -----------    -----------
                Total........................................................   $     0.08     $     (0.22)   $     (0.06)
                                                                                ==========     ===========    ===========
Weighted average common shares outstanding - basic...........................       33,756          25,945         31,542
Weighted average common shares outstanding - diluted.........................       33,956          25,961         31,542

-------------------------
* To provide transparency about measures of the Company's financial performance which management considers relevant, we supplement the reporting of Zoltek's consolidated financial information under GAAP with "operating income from continuing operations prior to litigation charge," "interest expense related to non-convertible debt," "income from continuing operations before convertible debt expense and litigation charge," and "expense related to convertible debt issuances" which are a non-GAAP financial measures. Operating income (loss) in accordance with GAAP was $4,791, $2,541 and $3,017 for the first fiscal quarter of 2008, fourth quarter of fiscal 2007 and first quarter of fiscal 2007, respectively. These non-GAAP financial measures should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP. Using only the non-GAAP financial measures to analyze our performance would have material limitations because their calculation is based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. Management compensates for these limitations by presenting both the GAAP and non-GAAP measures of its results. Zoltek believes the presentation of these measures is useful to investors because (1) they are indicative of the company's underlying business performance, (2) the litigation charge in fiscal 2007 related to a dispute with an investment banking firm in connection with certain financing transactions; and (3) expense related to convertible debt issuances (which amount includes amortization of debt discount and interest expense) arises out of convertible debt obligations that we expect will be converted into Zoltek common stock if the market price of our common stock continues to exceed the conversion price.



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[ZOLTEK logo]

Zoltek Reports First Quarter Results
Page 3
February 11, 2008


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                                                 CONSOLIDATED BALANCE SHEET
                                  (Amounts in thousands, except share and per share data)
                                                        (Unaudited)

                                                                                                 December 31    September 30
                                                                                                    2007            2007
                                                                                               ----------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents.................................................................  $    63,649    $   121,761
     Restricted cash...........................................................................       23,500         13,815
     Accounts receivable, less allowance for doubtful accounts of $971 and
       $1,105, respectively....................................................................       31,997         37,495
     Inventories...............................................................................       30,168         27,941
     Other current assets......................................................................       16,425         10,858
                                                                                                 -----------    -----------
         Total current assets..................................................................      165,739        211,870
Property and equipment, net....................................................................      240,566        188,801
Other assets...................................................................................        2,488          2,928
                                                                                                 -----------    -----------
         Total assets..........................................................................  $   408,793    $   403,599
                                                                                                 ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------------
Current liabilities:
     Current maturities of long-term debt......................................................  $    12,982    $    13,813
     Trade accounts payable....................................................................       15,193         17,253
       Legal liabilities.......................................................................       24,384         24,543
     Accrued expenses and other liabilities....................................................        7,793          8,305
                                                                                                 -----------    -----------
         Total current liabilities.............................................................       60,352         63,914
Hungarian grant, long-term ....................................................................        8,828          7,969
Other long-term liabilities....................................................................        4,173          4,098
Long-term debt, less current maturities........................................................        5,939          6,851
                                                                                                 -----------    -----------
         Total liabilities.....................................................................       79,292         82,832
                                                                                                 -----------    -----------
Commitments and contingencies
Shareholders' equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized,
       no shares issued and outstanding........................................................            -              -
     Common stock, $.01 par value, 50,000,000 shares authorized,
       33,653,735 and 25,652,982 shares issued and outstanding
       in 2007 and 2006, respectively..........................................................          339            337
     Additional paid-in capital................................................................      480,260        476,205
     Accumulated other comprehensive income....................................................       10,322          8,249
     Accumulated deficit ......................................................................     (161,420)      (164,024)
                                                                                                 -----------    -----------
         Total shareholders' equity............................................................      329,501        320,767
                                                                                                 -----------    -----------
         Total liabilities and shareholders' equity............................................  $   408,793    $   403,599
                                                                                                 ===========    ===========



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[ZOLTEK logo]

Zoltek Reports First Quarter Results
Page 4
February 11, 2008


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                                             OPERATING SEGMENTS SUMMARY
                              (Amounts in thousands, except share and per share data)
                                                    (Unaudited)

                                                                     THREE MONTHS ENDED DECEMBER 31, 2007
                                                                     ------------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS        OTHER           TOTAL
                                                              ------         ------        -----           -----
Net sales..............................................    $    34,120    $     5,033    $      919     $    40,072
Cost of sales..........................................         24,958          3,713           642          29,313
Operating income (loss)................................          7,816             83        (3,108)          4,791
Capital expenditures/Mexico acquisition................         12,062            316           102          12,480
Purchase of Mexico facility............................         35,000              -             -          35,000


                                                                     THREE MONTHS ENDED SEPTEMBER 30, 2007
                                                                     -------------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS        OTHER           TOTAL
                                                              ------         ------        -----           -----
Net sales..............................................    $    35,323    $     7,340    $      916     $    43,579
Cost of sales..........................................         24,420          5,613           551          30,584
Operating income (loss)................................          8,910          1,409        (7,778)          2,541
Capital expenditures...................................          8,766              -         1,858          10,624

                                                                     THREE MONTHS ENDED DECEMBER 31, 2006
                                                                     ------------------------------------
                                                              CARBON       TECHNICAL     CORPORATE/
                                                              FIBERS         FIBERS        OTHER           TOTAL
                                                              ------         ------        -----           -----
Net sales..............................................    $    21,121    $     8,519    $      645     $    30,285
Cost of sales..........................................         16,476          5,671           287          22,434
Operating income (loss)................................          2,655          2,510        (2,148)          3,017
Capital expenditures...................................          9,260          1,761         1,317          12,338